UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 13, 2015

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Old Connecticut Path

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 13, 2015, HeartWare International, Inc. (NASDAQ: HTWR) announced that it expects revenues for the fourth quarter of 2014 will be approximately $73 million, bringing expected full-year 2014 revenues to approximately $278 million.

These preliminary results are being provided in conjunction with the Company’s presentation to the investment community today at the 33rd Annual J.P. Morgan Healthcare Conference. HeartWare’s presentation commences at 8:00 a.m. Pacific Standard Time (11:00 a.m. EST). The conference is being held January 12-15 at the Westin St. Francis Hotel in San Francisco.

A live webcast of the Company’s presentation at the conference will be available via a link provided at www.heartware.com. A replay of the webcast will be available for 90 days at the site after the presentation.

The financial estimates presented are preliminary and remain subject to management’s final review as well as audit by the Company’s independent registered accounting firm. The Company intends to report complete fourth quarter and full-year 2014 financial results in late February. Details regarding the timing of the release of those results, as well as details of a conference call and publically available webcast, will be announced in a subsequent news release.

The information in this Item 2.02 to Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

A copy of the release issued by HeartWare is furnished with this report as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

A copy of the release issued by HeartWare is furnished with this report as Exhibit 99.1.

The information in this Item 7.01 to Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release issued by HeartWare International, Inc. dated January 13, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: January 13, 2015	By:	/s/ Lawrence J. Knopf
		Name:	Lawrence J. Knopf
		Title:	Senior Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by HeartWare International, Inc. dated January 13, 2015.